PGi Reports First Quarter 2013 Results: Revenues $129.5M, Non-GAAP Diluted EPS from Continuing Operations $0.19*

Company Revises 2013 Financial Outlook to Reflect Recent Changes in Foreign Currency Exchange Rates

ATLANTA, April 18, 2013 /PRNewswire/ -- Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for over 20 years, today announced results for the first quarter ended March 31, 2013.

In the first quarter of 2013, net revenues totaled $129.5 million, compared to $126.6 million in the first quarter of 2012. Diluted EPS from continuing operations was $0.15 in the first quarter of 2013, compared to diluted EPS from continuing operations of $0.13 in the first quarter of 2012. Non-GAAP diluted EPS from continuing operations was $0.19* in the first quarter of 2013, compared to non-GAAP diluted EPS from continuing operations of $0.18* in the first quarter of 2012.

"We are pleased with our first quarter performance, as we continued to execute our strategy for growth," said Boland T. Jones, PGi founder, chairman and CEO. "This year, we remain focused on continuing to enhance and expand our suite of PGi collaboration software products, while at the same time driving new distribution and growth opportunities for our award-winning products, iMeet® and GlobalMeet®. We remain optimistic in our outlook for 2013 and beyond."

First Quarter 2013 Accomplishments

  Nearly doubled revenue from iMeet and GlobalMeet in the first quarter of 2013 as compared to the first quarter of 2012;
  Exited the first quarter of 2013 with an annual revenue run-rate of nearly $26 million from iMeet and GlobalMeet;
  iMeet named a Top 10 mobile application at 2013 International CES® Mobile Apps Showdown;
  PGi named a Top 10 Most Innovative Technology Company in Georgia by the Technology Association of Georgia (TAG);
  Launched iMeet integrated with the Plantronics® Voyager Legend™ UC headset, bringing a more natural and intuitive virtual meeting experience to users worldwide;
  Released a new, native iMeet app for Android™-powered phones in the Google Play™ Store, enabling users to start and manage their meetings from anywhere in the world and solidifying iMeet's position as an anywhere-collaboration product for businesses of all sizes; and
  Announced a multi-year strategic alliance with TeliaSonera, a leading provider of network access and telecommunication services in the Nordic and Baltic countries, to bring PGi's virtual meeting solutions to TeliaSonera's business and consumer customers in these regions.

Financial Outlook
The following statements are based on PGi's current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Recent foreign currency exchange rate fluctuations have negatively impacted the guidance PGi previously provided on February 13, 2013 by approximately $5 million. As a result, PGi has updated its financial outlook for 2013. Based on current business trends and current foreign currency exchange rates, PGi anticipates that net revenues from continuing operations in 2013 will be in the range of $520-$530 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.80-$0.84*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 580-5706 (U.S. and Canada) or (913) 312-0957 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures
To supplement the company's consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. | PGi
PGi has been a global leader in virtual meetings for over 20 years. PGi's cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of over 40,000 enterprise customers, including 75% of the Fortune 100. In the last five years, PGi has hosted nearly one billion people from 137 countries in over 200 million meetings. For more information, visit PGi at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of our cloud-based, virtual meeting solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customer's confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

All third party trademarks used herein are the property of their respective owners.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2013	2012
	(Unaudited)

Net revenues	$ 129,492	$ 126,603
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	55,507	53,450
Selling and marketing	34,163	34,034
General and administrative (exclusive of expenses
shown separately below)	15,493	15,281
Research and development	3,723	3,379
Depreciation	8,239	7,945
Amortization	462	1,220
Restructuring costs	70	161
Asset impairments	144	25
Net legal settlements and related expenses	120	20
Total operating expenses	117,921	115,515

Operating income	11,571	11,088

Other (expense) income:
Interest expense	(1,801)	(1,772)
Interest income	21	4
Other, net	30	(70)
Total other expense	(1,750)	(1,838)

Income from continuing operations before income taxes	9,821	9,250
Income tax expense	2,640	3,024
Net income from continuing operations	7,181	6,226

Loss from discontinued operations, net of taxes	(103)	(47)

Net income	$ 7,078	$ 6,179

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	46,087	48,455

Basic net income per share (1)
Continuing operations	$ 0.16	$ 0.13
Discontinued operations	-	-
Net income per share	$ 0.15	$ 0.13

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	46,515	48,929

Diluted net income per share (1)
Continuing operations	$ 0.15	$ 0.13
Discontinued operations	-	-
Net income per share	$ 0.15	$ 0.13

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$ 21,456	$ 20,976
Accounts receivable (less allowances of $657 and $834, respectively)	81,506	75,149
Prepaid expenses and other current assets	21,748	18,245
Income taxes receivable	2,025	1,272
Deferred income taxes, net	8,515	9,852
Total current assets	135,250	125,494

PROPERTY AND EQUIPMENT, NET	104,076	104,613

OTHER ASSETS
Goodwill	296,371	297,773
Intangibles, net of amortization	6,976	7,384
Deferred income taxes, net	1,824	2,597
Other assets	7,028	7,942
TOTAL ASSETS	$ 551,525	$ 545,803

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 54,689	$ 48,166
Income taxes payable	378	1,116
Accrued taxes, other than income taxes	4,804	4,333
Accrued expenses	28,595	32,093
Current maturities of long-term debt and capital lease obligations	2,403	3,137
Accrued restructuring costs	466	1,040
Deferred income taxes, net	15	15
Total current liabilities	91,350	89,900

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	179,498	179,832
Accrued restructuring costs	95	117
Accrued expenses	15,001	15,541
Deferred income taxes, net	8,400	8,209
Total long-term liabilities	202,994	203,699

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
48,126,367 and 47,745,592 shares issued and outstanding, respectively	481	477
Additional paid-in capital	454,181	453,621
Accumulated other comprehensive gain	10,437	13,102
Accumulated deficit	(207,918)	(214,996)
Total shareholders' equity	257,181	252,204
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 551,525	$ 545,803

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31,
	2013	2012
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 7,078	$ 6,179
Loss from discontinued operations, net of taxes	103	47
Net income from continuing operations	7,181	6,226
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,239	7,945
Amortization	462	1,220
Amortization of debt issuance costs	148	147
Net legal settlements and related expenses	93	20
Payments for legal settlements and related expenses	(85)	(10)
Deferred income taxes	2,206	1,935
Restructuring costs	70	161
Payments for restructuring costs	(660)	(622)
Asset impairments	144	25
Equity-based compensation	1,674	2,082
Excess tax benefits from share-based payment arrangements	(244)	(86)
Provision for doubtful accounts	(31)	357
Changes in working capital	(6,786)	(9,825)
Net cash provided by operating activities from continuing operations	12,411	9,575
Net cash used in operating activities from discontinued operations	(105)	(298)
Net cash provided by operating activities	12,306	9,277

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(8,796)	(7,497)
Other investing activities	(425)	(170)
Net cash used in investing activities from continuing operations	(9,221)	(7,667)
Net cash used in investing activities from discontinued operations	-	(60)
Net cash used in investing activities	(9,221)	(7,727)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(12,144)	(15,069)
Proceeds from borrowing arrangements	11,000	7,000
Payments of debt issuance costs	-	(23)
Excess tax benefits of share-based payment arrangements	244	86
Purchase of treasury stock, at cost	(1,134)	(2,926)
Exercise of stock options	-	852
Net cash used in financing activities from continuing operations	(2,034)	(10,080)
Net cash used in financing activities from discontinued operations	-	-
Net cash used in financing activities	(2,034)	(10,080)

Effect of exchange rate changes on cash and equivalents	(571)	248

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	480	(8,282)
CASH AND EQUIVALENTS, beginning of period	20,976	32,033
CASH AND EQUIVALENTS, end of period	$ 21,456	$ 23,751

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2013	2012
	(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$ 11,571	$ 11,088
Restructuring costs	70	161
Asset impairments	144	25
Net legal settlements and related expenses	120	20
Equity-based compensation	1,674	2,082
Amortization	462	1,220
Non-GAAP operating income	$ 14,041	$ 14,596

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$ 7,181	$ 6,226
Elimination of non-recurring tax adjustments	(257)	249
Restructuring costs	49	113
Asset impairments	102	18
Net legal settlements and related expenses	85	14
Equity-based compensation	1,180	1,457
Amortization	326	854
Non-GAAP net income from continuing operations	$ 8,666	$ 8,931

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$ 0.15	$ 0.13
Elimination of non-recurring tax adjustments	(0.01)	0.01
Restructuring costs	-	-
Asset impairments	-	-
Net legal settlements and related expenses	-	-
Equity-based compensation	0.03	0.03
Amortization	0.01	0.02
Non-GAAP diluted EPS from continuing operations	$ 0.19	$ 0.18

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, asset impairments and net legal settlements and related expenses
These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

Impact of
		Q1 - 13 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 13 (Actual)
(Unaudited, in thousands, except per share data)

	Net Revenues	$ 130,224	$ (732)	$ 129,492
	North America Net Revenue	$ 86,200	$ (23)	$ 86,177
	Europe Net Revenue	$ 27,404	$ (14)	$ 27,390
	Asia Pacific Net Revenue	$ 16,620	$ (695)	$ 15,925
	Non-GAAP Operating Income	$ 14,272	$ (231)	$ 14,041
	Non-GAAP Net Income from Continuing Operations	$ 8,758	$ (92)	$ 8,666
	Non-GAAP Diluted EPS from Continuing Operations	$ 0.19	$ -	$ 0.19

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 12) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

Impact of
		Q1 - 13 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 13 (Actual)
(Unaudited, in thousands)

	Net Revenues	$ 130,195	$ (703)	$ 129,492

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 12)
average exchange rates.

Organic Growth (5)

Impact of
		March 31, 2012	fluctuations in foreign currency exchange rates	Organic net revenue growth	March 31, 2013	Organic net revenue growth rate
(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$ 126,603	$ (732)	$ 3,621	$ 129,492	2.9%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions. The Company did not make any acquisitions during the period presented.

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